UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) and Rule 14a-12

ACADIA HEALTHCARE COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date filed:

6100 TOWER CIRCLE, SUITE 1000

FRANKLIN, TENNESSEE 37067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 3, 2016

TO OUR STOCKHOLDERS:

The Board of Directors has determined that a Special Meeting of Stockholders (the “Special Meeting”) of Acadia Healthcare Company, Inc. (the “Company”) will be held on Thursday, March 3, 2016 at 9:00 a.m., Central Time, at the Company’s executive offices located at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, for the following purposes:

(1) To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, $0.01 par value, from 90,000,000 shares to 250,000,000 shares; and

(2) To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies for the foregoing proposal.

The Board of Directors has fixed the close of business on January 25, 2016 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. All stockholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the enclosed post-prepaid envelope. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

The enclosed Proxy Statement contains more information regarding the matters to be voted on at the Special Meeting. Please read the Proxy Statement carefully.

By order of the Board of Directors,

Joey A. Jacobs
Chairman, Director and Chief Executive Officer

Dated: February 5, 2016

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

TABLE OF CONTENTS

PROXY STATEMENT	1

INFORMATION CONCERNING SOLICITATION AND VOTING	1

PROPOSAL 1: AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	3

PROPOSAL 2: ADJOURNMENT OF THE SPECIAL MEETING	5

SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT	6

GENERAL INFORMATION	9

APPENDIX A - FORM OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1

6100 TOWER CIRCLE, SUITE 1000

FRANKLIN, TENNESSEE 37067

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Acadia Healthcare Company, Inc., a Delaware corporation (the “Company”), of proxies to be voted at the Special Meeting of Stockholders (the “Special Meeting”), to be held at our executive offices located at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, on Thursday, March 3, 2016, at 9:00 a.m. (Central Time), for the purposes set forth in the accompanying notice, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are first being mailed or made available to stockholders on or about February 5, 2016.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

The close of business on January 25, 2016 has been fixed as the record date for the determination of stockholders entitled to vote at the Special Meeting. As of such date, we had 90,000,000 authorized shares of common stock, $0.01 par value per share (“Common Stock”), of which 83,182,700 shares were outstanding and entitled to vote, and 10,000,000 authorized shares of preferred stock, $0.01 par value per share (“Preferred Stock”), of which no shares were outstanding. Common Stock is our only outstanding class of voting stock. Each share of Common Stock will have one vote on each matter to be voted upon at the Special Meeting.

Quorum Requirements

A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting. If a quorum is not present at the time of the Special Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Special Meeting until a quorum shall be present or represented by proxy. The Special Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Special Meeting.

Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation, requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date and entitled to vote at the Special Meeting. Approval of the potential adjournment of the meeting requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the subject matter. Under Delaware law, abstentions and broker non-votes will have the same legal effect as a vote against both proposals.

Voting Procedures

Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee, as the beneficial owner, you may direct how your shares are voted without attending the Special Meeting. If you hold shares in street name, you must vote by giving instructions to your broker or nominee. You should follow the voting instructions on any form that you receive from your broker or nominee. The availability of telephone and Internet voting for shares held in street name will depend on your broker’s or nominee’s voting process. Please refer to the instructions in the proxy card provided to you for information on the available voting methods.

If a proxy is properly given prior to or at the Special Meeting and not properly revoked, it will be voted in accordance with the instructions, if any, given by the stockholder. Subject to the requirements described below, if no instructions are given, each proxy will be voted:

•	“FOR” the amendment to the Company’s Amended and Restated Certificate of Incorporation as described in this Proxy Statement;

•	“FOR” the approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies for the foregoing proposal; and

•	In accordance with the recommendation of the Board on any other proposal that may properly come before the Special Meeting or any adjournment thereof.

The persons named as proxies were selected by our Board of Directors.

Without your instructions, your broker or nominee is not permitted to use its discretion and vote your shares on non-routine matters (such as Proposals 1 and 2). We urge you to give voting instructions to your broker or nominee on all proposals. Shares that are not permitted to be voted by your broker or nominee are called “broker non-votes.”

Stockholders who give proxies have the right to revoke them at any time before they are voted by delivering a written request to Christopher L. Howard, Esq., Executive Vice President, General Counsel and Secretary, at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, prior to the Special Meeting or by submitting another proxy at a later date. The giving of the proxy will not affect the right of a stockholder to attend the Special Meeting and vote in person.

Miscellaneous

We will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares of Common Stock in their names or in the names of nominees for their expenses in forwarding the proxy materials to the beneficial owners of such shares. Certain of our directors, officers and employees may, without any additional compensation, solicit proxies in person or by telephone.

PROPOSAL 1:

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON

STOCK

The Company’s Amended and Restated Certificate of Incorporation currently authorizes the issuance of a total of 90,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. As of the Record Date, 83,182,700 shares of Common Stock were outstanding and no shares of Preferred Stock were outstanding.

Description of the Proposed Amendment

Effective January 21, 2016, the Company’s Board of Directors unanimously approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”), subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance from 90,000,000 shares to 250,000,000 shares. The Amendment will not change the number of shares of Preferred Stock that are authorized, and the total authorized shares of capital stock will be increased from 100,000,000 shares to 260,000,000 shares. The full text of the proposed Amendment is set out in Appendix A to this Proxy Statement.

The stockholders are being asked to approve the Amendment. If the Amendment is approved by the stockholders, it will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware. The authorized but unissued shares of Common Stock would be available for issuance from time to time for such purposes and for such consideration as the Board of Directors may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval. The additional shares of authorized Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding. If the proposal is not approved by the stockholders, the Amendment will not be filed and the proposal will not be implemented.

Purposes of the Proposed Amendment

On December 31, 2015, the Company entered into a definitive agreement to acquire all of the issued and outstanding share capital of Priory Group No. 1 Limited (“Priory”). Priory is a leading provider of behavioral healthcare services in the United Kingdom, operating more than 300 facilities with approximately 7,200 beds focusing on the provision of mental healthcare, education and children’s services, adult care and elderly care. A portion of the consideration for the acquisition consists of shares of the Company’s common stock. The Company’s authorized but unissued shares of Common Stock are sufficient for issuance of the Common Stock to be issued in connection with the Priory acquisition and, therefore, the additional shares of Common Stock that would be available if the Amendment is adopted by the Company’s stockholders will not be used for the Priory acquisition. However, following the issuance of Common Stock to certain sellers of Priory, the Company’s authorized shares of Common Stock available for future issuance in connection with acquisitions, financing transactions and other strategic transactions as well as pursuant to the Company’s equity incentive plans will be severely limited if the Amendment is not approved.

The Board of Directors is recommending the proposed increase in the authorized number of shares of Common Stock to provide the Company with needed and appropriate flexibility to issue Common Stock for future corporate purposes, including without limitation, funding the Company’s acquisition strategy (including using the additional shares as consideration in such transactions), equity financing transactions and other strategic transactions as well as pursuant to the Company’s equity incentive plans. The newly authorized shares of Common Stock may be issued by the Board of Directors at its discretion for any proper corporate purpose, subject to any further stockholder action required by applicable law or the requirements of The NASDAQ Global Select Market. The additional authorized shares will allow the Company to issue additional shares of Common Stock in the future to take advantage of market conditions or strategic opportunities as they arise without the potential expense or delay incident to obtaining stockholder approval for a particular issuance. Although the size and terms of such future transactions and the number of shares to be issued in such transactions is unknown as of the date of this Proxy Statement, the Board of Directors is regularly considering and negotiating, from time to time, various transactions with the intention of increasing stockholder value.

Other Potential Effects of the Proposed Amendment

If the stockholders approve the Amendment, the Board of Directors may cause the issuance of the additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of The NASDAQ Global Select Market. Under the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Company’s Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders. Under Delaware law, the Company’s stockholders are not entitled to dissenters’ rights with respect to the proposed Amendment to the Company’s Amended and Restated Certificate of Incorporation.

In addition to the corporate purposes discussed above, the proposed Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company and its stockholders. The Amendment therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed Amendment may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed Amendment may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board of Directors, however, is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

Recommendation of the Board of Directors

The Board of Directors has unanimously approved the proposed Amendment, subject to stockholder approval, and has determined the increase in authorized Common Stock is in the best interests of the Company and its stockholders.

The Board of Directors recommends that the stockholders vote “FOR” approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation.

PROPOSAL 2:

ADJOURNMENT OF THE SPECIAL MEETING

The Company is asking its stockholders to consider and vote upon a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of approval of Proposal 1.

If the number of shares of Common Stock present in person or represented by proxy at the Special Meeting voting in favor of Proposal 1 is insufficient to approve such proposal at the time of the Special Meeting, then the Company may move to adjourn the Special Meeting in order to enable the Board of Directors to solicit additional proxies in respect of the proposal. In that event, the Company stockholders will be asked to vote only upon the adjournment proposal, Proposal 2, and not on any other proposal.

In this proposal, the Company is asking its stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjournment of the Special Meeting one or more times for the purpose of soliciting additional proxies. If the Company stockholders approve this Proposal 2, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from the Company stockholders that previously have returned properly executed proxies or authorized a proxy by using the Internet or telephone. Among other things, approval of Proposal 2 could mean that, even if the Company has received proxies representing a sufficient number of votes against the approval of Proposal 1, that such proposal would be defeated, the Company could adjourn the Special Meeting without a vote on such proposal and seek to obtain sufficient votes in favor of such proposal to obtain approval of that proposal.

The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal 1.

The Board of Directors recommends that the stockholders vote “FOR” the adjournment of the Special Meeting, if necessary, to solicit additional proxies.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information with respect to ownership of our Common Stock, as of January 25, 2016, by:

•	Each person who we know to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

•	Each of our directors and nominees;

•	Each of our Named Executive Officers; and

•	All of our directors and executive officers as a group.

To our knowledge, unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned. All computations are based on 83,182,700 shares of Common Stock outstanding on January 25, 2016, unless otherwise indicated.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class
Waud Capital Partners, L.L.C.	9,372,172	(3)	11.3%
	3,445,208	(4)	4.1%
	1,880,861	(4)(5)	2.3%

	14,698,241		17.7%
Reeve B. Waud	9,372,172	(3)	11.3%
	3,445,208	(4)	4.1%
	1,880,861	(4)(5)	2.3%

	14,698,241		17.7%
Bain Capital Investors, LLC and related funds(6)	3,460,976	(6)	4.2%
Wells Fargo & Company (7)	4,428,344		5.3%
Joey A. Jacobs(8)	862,750		1.0%
Ronald M. Fincher(9)	202,888		*
Brent Turner(10)	261,708		*
Christopher L. Howard(11)	196,019		*
David M. Duckworth(12)	19,742		*
Bruce A. Shear(13)	7,501		*
William F. Grieco(14)	63,421		*
Wade D. Miquelon(13)	18,926		*
William M. Petrie, M.D.(15)	10,647		*
E. Perot Bissell(13)	6,858		*
Kyle D. Lattner(3)(13)	4,001		*
Hartley R. Rogers(13)	6,858		*
Christopher R. Gordon(16)	3,453,813		4.2%
All directors and executive officers as a group (14 persons)(17)	14,837,806		17.8%

*	Less than 1%
(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Acadia Healthcare Company, Inc., 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067.
(2)	Under SEC rules, the number of shares shown as beneficially owned includes shares of Common Stock subject to options that currently are exercisable or will be exercisable within 60 days of January 25, 2016. Such shares are deemed to be outstanding for the purpose of computing the “percent of class” for that individual, but are not deemed outstanding for the purpose of computing the percentage of any other person.

(3)	Information is based solely on the Schedule 13D/A filed by Waud Capital Partners, L.L.C. and certain of its affiliates (collectively, “WCP”) with the SEC on August 18, 2015. The 9,372,172 shares of Common Stock are owned of record as follows: (i) 1,521,893 shares by Waud Capital Partners II, L.P. (“WCP II”); (ii) 2,782,263 shares by Waud Capital Partners QP II, L.P. (“Waud QP II”); (iii) 751,113 shares by the Reeve B. Waud 2011 Family Trust; (iv) 83,530 shares by Waud Family Partners, L.P. (“WFP LP”); (v) 424,622 shares by WCP FIF II (Acadia), L.P. (“WCP FIF II”); (vi) 434,886 shares by Waud Capital Affiliates II, L.L.C. (“Waud Affiliates II”); (vii) 223,184 shares by Waud Capital Affiliates III, L.L.C. (“Waud Affiliates III”); (viii) 606,228 shares by WCP FIF III (Acadia), L.P. (“WCP FIF III”); (ix) 1,381,335 shares by Waud Capital Partners QP III, L.P. (“Waud QP III”); (x) 244,274 shares by Waud Capital Partners III, L.P. (“WCP III”); (xi) 55,119 shares by Mr. Waud (includes 4,001 shares of restricted stock); (xii) 795,667 shares by Crystal Cove LP; (xiii) 33,333 shares by Melissa W. Waud, Mr. Waud’s wife; (xiv) 30,724 shares by Waud Capital Partners, L.L.C.; and (xv) 4,001 shares of restricted stock by Kyle D. Lattner.

Waud Capital Partners Management II, L.P. (“WCPM II”), as the general partner of WCP II, Waud QP II and WCP FIF II and the manager of Waud Affiliates II, and Waud Capital Partners II, L.L.C. (“Waud II LLC”), as the general partner of WCPM II, may be deemed to share beneficial ownership of the shares held of record by such entities. Waud Capital Partners Management III, L.P. (“WCPM III”), as the general partner of WCP III, Waud QP III and WCP FIF III and the manager of Waud Affiliates III, and Waud Capital Partners III, L.L.C. (“Waud III LLC”), as the general partner of WCPM III, may be deemed to share beneficial ownership of the shares held of record by such entities. Mr. Waud may be deemed to beneficially own the shares of Common Stock held by each of the above entities by virtue of his (A) making decisions for the limited partner committee of each of WCPM II and WCPM III, (B) being the manager of Waud II LLC and Waud III LLC, (C) being the general partner of WFP LP and Crystal Cove LP, (D) being the investment advisor of the Reeve B. Waud 2011 Family Trust, (E) being married to Ms. Waud, and (F) being the sole manager of Waud Capital Partners, L.L.C.

The address for each of the entities named in this footnote is c/o Waud Capital Partners, L.L.C., 300 North LaSalle Street, Suite 4900, Chicago, Illinois 60654.

(4)	The parties to the Company’s amended and restated stockholders agreement (“Stockholders Agreement”) agreed to vote their shares in favor of a designee of WCP as directed by the holders of a majority of the stock held by WCP. As a result, WCPM II, WCPM III, Waud II LLC, Waud III LLC and Mr. Waud may be deemed to share beneficial ownership of the 1,881,777 shares held by the Management Investors and the 3,445,208 shares held by investment funds affiliated with Bain Capital Partners, LLC (collectively, “Bain Capital”). As a result, the following shares beneficially owned by the Management Investors are included in the shares reported by Waud Capital Partners, L.L.C. and Mr. Waud: (1) 295,101 shares by Mr. Jacobs, (2) 283,825 shares by the Jeremy Brent Jacobs GST Non-Exempt Trust u/a/d 04/26/2011 (the “Jeremy Jacobs Trust”), (3) 283,824 shares by the Scott Douglas Jacobs GST Non-Exempt Trust u/a/d 04/26/2011 (the “Scott Jacobs Trust”), (4) 55,456 shares by Mr. Turner, (5) 103,126 shares by the Elizabeth Grace Turner 2011 Vested Trust (the “Elizabeth Turner Trust”), (6) 103,126 shares by the William Jesse Turner 2011 Vested Trust (the “William Turner Trust”), (7) 116,753 shares by Mr. Fincher, (8) 28,712 shares by the Ras W. Fincher II Trust u/a/d 9/13/11 (the “Ras Fincher Trust”), (9) 28,711 shares by the Morgan M. Fincher Trust u/a/d 9/13/11 (the “Morgan Fincher Trust”) and (10) 28,712 shares by the Cody C. Fincher Trust u/a/d 9/13/11 (the “Cody Fincher Trust”), (11) 124,629 shares by Jack E. Polson, (12) 51,084 shares by the Jack E. Polson Family 2013 Grantor Retained Annuity Trust, (13) 196,019 shares by Mr. Howard, (14) 48,384 shares by Danny Carpenter, (15) 74,630 shares by Robert Swinson, (16) 47,679 shares by Fred T. Dodd, Jr., and (17) 11,090 shares by Randall Goldberg. Information with respect to the shares held by Bain Capital is further described below.
(5)	Includes 104,637 shares of restricted stock and options to purchase 58,669 shares of Common Stock.
(6)

Information is based solely on the Schedule 13D/A filed by Bain Capital with the SEC on August 17, 2015. The 3,460,976 shares of Common Stock are owned of record as follows: (i) 2,941,666 shares of Common Stock are held by Bain Capital Fund VIII, LLC (“Fund VIII”); (ii) 387,155 shares of Common Stock are held by Bain Capital VIII Coinvestment Fund, LLC (“Coinvestment Fund VIII”); (iii) 1,087 shares of Common Stock are held by BCIP Associates – G (“Associates – G”); (iv) 65,813 shares of Common Stock are held by BCIP Associates III, LLC (“BCIP III”); (v) 29,868 shares of Common Stock are held by BCIP T Associates III, LLC (“BCIP T III”); (vi) 9,010 shares of Common Stock are held by BCIP Associates III-B, LLC (“BCIP III-B”); (vii) 1,835 shares of Common Stock are held by BCIP T Associates III-B, LLC (“BCIP T III-B”); (viii) 15,768 shares of Common Stock are held by Bain Capital (CR) L.P. (“BCCR,” and collectively with Fund VIII, Coinvestment Fund VIII, Associates – G, BCIP III, BCIP T III, BCIP III-B and BCIP T III-B, the “Bain Capital Entities”); and (ix) 8,774 shares of Common Stock are held by RGIP, LP (“RGIP”). At noted above, the 5,429,440 shares beneficially owned by the Bain Capital Entities (other than Bain Capital (CR) L.P.) and RGIP are included in the shares reported by WCP and Mr. Waud.

Bain Capital Investors, LLC (“BCI”) is the sole general partner of Bain Capital Partners VIII, L.P., which is the sole member of both (i) Bain Capital Fund VIII, L.P., the sole member of Fund VIII, and (ii) Bain Capital VIII Coinvestment Fund, L.P., the sole member of Coinvestment Fund VIII. BCI is also the managing partner of (i) Associates – G, (ii) BCIP Associates III, which is the manager of both BCIP Associates and BCIP T Associates, and (iii) BCIP Associates III-B, which is the manager of both BCIP Associates III-B and BCIP T Associates III-B. BCI is also the general partner of Bain Capital (CR) L.P. RGIP GP, LLC is the general partner of RGIP, LP. The address for each of the Bain Capital Entities is c/o Bain Capital Investors, LLC, John Hancock Tower, 200 Clarendon Street, Boston, MA 02116. The address for RGIP is c/o Ropes & Gray LLP, Prudential Tower, 800 Boylston St., Boston, MA 02199.

(7)	Information is based solely on the Schedule 13G filed by Wells Fargo & Company (“Wells Fargo”) with the SEC on January 29, 2016. Wells Fargo reported that it possessed (i) sole voting power with respect to 4,451 shares, (ii) sole dispositive power with respect to 4,451 shares, and (iii) shared dispositive power with respect to 4,423,893 shares. The address for Wells Fargo is 420 Montgomery Street, San Francisco, CA 94104.
(8)	Includes 283,825 shares held by the Jeremy Jacobs Trust, 283,824 shares held by the Scott Jacobs Trust, 50,976 shares of restricted stock and options to purchase 27,146 shares of Common Stock.
(9)	Includes 28,712 shares held by the Ras Fincher Trust, 28,711 shares held by the Morgan Fincher Trust, 28,712 shares held by the Cody Fincher Trust, 14,495 shares of restricted stock and options to purchase 9,977 shares of Common Stock.
(10)	Includes 103,126 shares held by the Elizabeth Turner Trust, 103,126 shares held by the William Turner Trust, 13,945 shares of restricted stock and options to purchase 12,135 shares of Common Stock.
(11)	Includes 11,795 shares of restricted stock and options to purchase 8,511 shares of Common Stock.
(12)	Includes 10,577 shares of restricted stock and options to purchase 2,987 shares of Common Stock.
(13)	Includes 4,001 shares of restricted stock.
(14)	Includes 4,001 shares of restricted stock and options to purchase 30,000 shares of Common Stock.
(15)	Includes 5,598 shares of restricted stock.
(16)	Represents 1,611 shares of restricted stock. As Managing Director of BCI, Mr. Gordon may be deemed to share beneficial ownership of the 3,453,813 shares held of record by the Bain Capital Entities.
(17)	Includes 137,004 shares of restricted stock and options to purchase 90,756 shares of Common Stock.

GENERAL INFORMATION

Other Matters

Management of the Company is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

Stockholder Proposals for 2016 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, proper stockholder proposals intended to be presented at our 2016 annual meeting of stockholders must have been received by us at our principal executive offices at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067 no later than December 12, 2015 for the proposals to be included in the Proxy Statement and form of proxy card for that meeting.

If a stockholder desires to bring a matter before our annual meeting of stockholders and the matter is submitted outside the process of Rule 14a-8, including with respect to nominations for election as directors, the stockholder must follow the procedures set forth in our Bylaws. Our Bylaws provide generally that stockholder proposals and director nominations to be considered at an annual meeting of stockholders may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the matter to our corporate secretary. To be timely, a stockholder’s notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that our annual meeting is more than 30 days before or more than 70 days after the date of first anniversary of the preceding year’s annual meeting of stockholders, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. Under our Bylaws, notice with respect to the 2016 annual meeting of stockholders must be received at our principal executive offices between the dates of January 22, 2016 and February 21, 2016, unless the 2016 annual meeting is called for a date that is more than 30 days before or more than 70 days after May 21, 2016. The notice must set forth the information required by the provisions of our Bylaws dealing with stockholder proposals and nominations of directors.

Delivery of Documents to Stockholders Sharing an Address

Householding is a program adopted by the SEC that permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements sent to multiple stockholders of record who have the same address by delivering a single annual report or proxy statement to that address. Householding is designed to reduce a company’s printing costs and postage fees. The Company and brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. If your household participates in the householding program, you will receive one set of proxy materials. If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to our General Counsel and Secretary at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, or by calling (615) 861-6000. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

If you receive more than one set of proxy materials, this means that you have multiple accounts holding Common Stock with brokers and/or the Company’s transfer agent. Please vote all of your shares by following the instructions included on each proxy card. Additionally, to avoid receiving multiple sets of proxy materials in the future, the Company recommends that you contact Broadridge Financial Services, Inc. at www.proxyvote.com or (800) 579-1639 to consolidate as many accounts as possible under the same name and address. If you are a beneficial holder, please call your broker for instructions.

ACADIA HEALTHCARE COMPANY, INC.

Joey A. Jacobs
Chairman, Director and Chief Executive Officer

February 5, 2016

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ACADIA HEALTHCARE COMPANY, INC.

ACADIA HEALTHCARE COMPANY, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The name of the Corporation is Acadia Healthcare Company, Inc.

SECOND: The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 28, 2011.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions to amend Part A of ARTICLE FOUR of the Amended and Restated Certificate of Incorporation so that, as amended, it shall be and read in its entirety as follows:

“PART A. AUTHORIZED SHARES

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 260,000,000 shares, consisting of:

1. 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”); and

2. 250,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”).

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.”

FOURTH: The above amendment to the Amended and Restated Certificate of Incorporation of the Corporation was duly adopted and approved at a special meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused certificate to be signed on this 3rd day of March, 2016.

ACADIA HEALTHCARE COMPANY, INC.
By:
Name:	Christopher L. Howard
Title:	Executive Vice President, General Counsel and Secretary

A-1

ACADIA HEALTHCARE COMPANY, INC. ATTN: CHRISTOPHER L. HOWARD 6100 TOWER CIRCLE, SUITE 1000 FRANKLIN, TN 37067

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K

CONTROL #

SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

0

2

The Board of Directors recommends you 0000000000

vote FOR proposals 1 and 2. For Against Abstain

1 Amendment to the Company’s Amended and Restated Certificate of Incorporation as presented in the Proxy Statement. 0 0 0

2 To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies for proposal 1. 0 0 0

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. 0

(see reverse for instructions) Yes No Investor Address Line 1

Investor Address Line 2

Please indicate if you plan to attend this meeting 0 0 Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

Please sign exactly as your name(s) appear(s) hereon. When signing as John Sample attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 1234 ANYWHERE STREET sign. If a corporation or partnership, please sign in full corporate or ANY CITY, ON A1A 1A1 partnership name by authorized officer.

SHARES

CUSIP #

JOB # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is/are available at www.proxyvote.com . ACADIA HEALTHCARE COMPANY, INC.REVOCABLE PROXY2016 SPECIAL MEETING OF STOCKHOLDERSImportant Notice Regarding the Availability of Proxy Materials for the Speciall Meeting of Stockholders to Be Held on March 3, 2016: The Proxy Statement is available at www.proxyvote.com.The undersigned hereby appoints Brent Turner and Christopher L. Howard, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the special meeting of stockholders of Acadia Healthcare Company, Inc., to be held at 6100 Tower Circle, Suite 1000, Franklin, Tennessee 37067, on Thursday, March 3, 2016, at 9:00 a.m. (Central Time), and at any adjournment thereof. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000262487_2 R1.0.0.51160